EXHIBIT 3.169
FILED
In the Office of the Secretary of State of Texas
Jul 22 1997
Corporations Section
ARTICLES OF INCORPORATION OF BIG BEND HOSPITAL CORPORATION
The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation.
ARTICLE ONE
The name of the Corporation is Big Bend Hospital Corporation
ARTICLE TWO The period of its duration is perpetual.
ARTICLE THREE
The purpose for which the Corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
ARTICLE FOUR
The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1,000) shares of $.01 par value per share common stock.
ARTICLE FIVE
The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars ($1,000), consisting of money, labor done or property actually received
ARTICLE SIX
The street address of its initial registered office is 800 Brazos Street, Austin , Texas 78701 , and the name of its initial registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company.
ARTICLE SEVEN
The number of directors of the Corporation may be fixed by the Bylaws.
The number of directors constituting the initial board of directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until their successors are elected and qualified are.

Barry E Stewart
155 Franklin Road, Suite 400
Brentwood, TN 37027
T Mark Buford
155 Franklin Road, Suite 400
Brentwood, TN 37027
Linda K. Parsons
155 Franklin Road, Suite 400
Brentwood, TN 37027
ARTICLE EIGHT
The name and address of the incorporator is:
Robin J. Payton
414 Union Street, Suite 1600
Nashville, Tennessee 37219
ARTICLE NINE
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 2 41 of the Texas Business Corporation Act or (iv) for any transaction from which the director derives an improper personal benefit If the Texas Business Corporation Act is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE TEN
A. Rights to Indemnification Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Texas Business Corporation Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted pnor thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators, provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation The right to indemnification conferred in this Article Ten shall be a contract right and shall include the nght to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Texas Business Corporation Act requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article Ten or otherwise
B. Right of Indemnitee to Bring Suit If a claim under paragraph (A) of this Article Ten is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (1) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Texas Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Texas Business Corporation Act, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article Ten or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation

C. Non-Exclusivity of Rights The rights to indemnification and to the advancement of expenses conferred in this Article Ten shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Texas Business Corporation Act
E. Indemnity of Employees and Agents of the Corporation The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article Ten or as otherwise permitted under the Texas Business Corporation Act with respect to the indemnification and advancement of expenses of directors and officers of the Corporation
ARTICLE ELEVEN
The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted by the board of directors.

IN WITNESS WHEREOF, I have hereunto set my hand, this 21st day of July, 1997
/s/ Robin J. Payton
Robin J. Payton
Incorporator
414 Union Street
Suite 1600
Nashville, Tennessee 37219
STATE OF TENNESSEE )
SS
COUNTY OF DAVIDSON )
I, Tevin Thompson, a notary public do hereby certify that on this 21st day of July, 1997, personally appeared before me, Robin J. Payton being by me first duly sworn, declared that she is the person who signed the foregoing document as incorporator, and that the statements therein contained are true
/s/ Tevin L. Thompson
Notary Public
My commission expires November 27, 1997
(Notarial Seal)

ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Big Bend Hospital Corporation
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Marfa Rural Health Clinic
3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years
5. The entity is a (circle one):
(x) Business Corporation
( ) Non-Profit Corporation
( ) Professional Corporation
( ) Professional Associatiun
( ) Limited Liability Company
( ) Limited Partnership
( ) Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6. If the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of its registered agent at such address is Corporation Service Company dba CSC-Lawyers Incorporating Service Company
The address of the principal office (if not the same as the registered office) is 2600 Highway 118 North, Aloine, TX 79830 (effective 10/1/99)
7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A
8. The county or counties where business or professional services arc being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Presidio

/s/ Virginia D. Lancaster
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Virginia D. Lancaster
Assistant Secretary
State of Tennessee
County of Williamson
Before me, the undersigned authority, on this day personally appeared Virginia D. Lancaster known to me to be the person who signed the foregoing instrument, and ac that he executed the instrument for the purposes therein expressed.
Given under my band and seal of office on this 17th day of August 1999
(Notary Seal)
/s/ Ann Miles
Notary Public Ann miles

FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS
AUG 17 1999
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Big Bend Hospital Corporation
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Alpine Rural Health Clinic
3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years
5. The entity is a (circle one):
(x) Business Corporation
( ) Non-Profit Corporation
( ) Professional Corporation
( ) Professional Association
( ) Limited Liability Company
( ) Limited Partnership
( ) Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6. if the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of its registered agent at address is Corporation Service Company dba CSC-Lawyers Incorporating Service company
The address of the principal office (if not the same as the registered office) is 2600 Highway 118 North, Alpine, TX 79830 (effective 10/1/99)
7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Brewster
/s/ Virginia D. Lancaster
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Virginia D. Lancaster
Assistant Secretary
State of Tennessee
County of Williamson
Before me, the undersigned authority, on this day personally appeared Virginia D. Lancaster known to me to be the person who signed the foregoing instrument, and ac that he executed the instrument for the purposes therein expressed.
Given under my band and seal of office on this 17th day of August 1999
(Notary Seal)
/s/ Ann Miles
Notary Public Ann miles

ASSUMED NAME CERTIFICATE
FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS
AUG 17 1999
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Big Bend Hospital Corporation
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Alpine Rural Health Clinic
3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years
5. The entity is a (circle one):
(x) Business Corporation
( ) Non-Profit Corporation
( ) Professional Corporation
( ) Professional Association
( ) Limited Liability Company
( ) Limited Partnership
( ) Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6. if the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of its registered agent at address is Corporation Service Company dba CSC-Lawyers Incorporating Service company
The address of the principal office (if not the same as the registered office) is 2600 Highway 118 North, Alpine, TX 79830 (effective 10/1/99)
7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Presidio
/s/ Virginia D. Lancaster
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Virginia D. Lancaster
Assistant Secretary
State of Tennessee
County of Williamson
Before me, the undersigned authority, on this day personally appeared Virginia D. Lancaster known to me to be the person who signed the foregoing instrument, and ac that he executed the instrument for the purposes therein expressed.
Given under my band and seal of office on this 17th day of August 1999
(Notary Seal)
/s/ Ann Miles
Notary Public Ann miles

ASSUMED NAME CERTIFICATE
FILED
IN THE OFFICE OF THE SECRETARY OF STATE OF TEXAS
AUG 17 1999
Corporations Section
ASSUMED NAME CERTIFICATE
1. The name of the corporation, limited liability company, limited partnership, or registered limited liability partnership as stated in its articles of incorporation, articles of organization, certificate of limited partnership, application for certificate of authority or comparable document is Big Bend Hospital Corporation
2. The assumed name under which the business or professional service is or is to be conducted or rendered is Alpine Rural Health Clinic
3. The state, country, or other jurisdiction under the laws of which it was incorporated, organized or associated is Texas, and the address of its registered or similar office in that jurisdiction is 800 Brazos, Austin, TX 78701
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years
5. The entity is a (circle one):
(x) Business Corporation
( ) Non-Profit Corporation
( ) Professional Corporation
( ) Professional Association
( ) Limited Liability Company
( ) Limited Partnership
( ) Registered Limited Liability Partnership
If the entity is some other type of incorporated business, professional or other association, please specify below:
6. if the entity is required to maintain a registered office in Texas, the address of the registered office is 800 Brazos, Austin, TX 78701 and the name of its registered agent at address is Corporation Service Company dba CSC-Lawyers Incorporating Service company
The address of the principal office (if not the same as the registered office) is 2600 Highway 118 North, Alpine, TX 79830 (effective 10/1/99)
7. If the entity is not required to or does not maintain a registered office in Texas, the office address in Texas is N/A and if the entity is not incorporated, organized or associated under the laws of Texas, the address of its place of business in Texas is N/A and the office address elsewhere is N/A

8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL” or “ALL EXCEPT”): Brewster, Presidio, Jefferson Davis
/s/ Virginia D. Lancaster
Signature of officer, general partner, manager, representative or attorney-in-fact of the entity
Virginia D. Lancaster
Assistant Secretary
State of Tennessee
County of Williamson
Before me, the undersigned authority, on this day personally appeared Virginia D. Lancaster known to me to be the person who signed the foregoing instrument, and ac that he executed the instrument for the purposes therein expressed.
Given under my band and seal of office on this 17th day of August 1999
(Notary Seal)
/s/ Ann Miles
Notary Public Ann Miles

a. T code ☑     13196 Franchise     ☐ 16196 Bank
b. 02328141034
c. Taxpayer identification number 1-75-2717545-3
d. Report year 02
e. PIR / IND ☐ 1,2,3,4
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Corporation name and address
Big Bend Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
Secretary of State file number or, if none, Comptroller unchartered number
g. Item k on Franchise Tax form, Page 1
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE
If preprinted information is not correct, please type or print the correct information.
PLEASE SIGN BELOW
☐ Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.
Corporations’ principal office 155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
SECTION A. Name, title and mailing address of each officer and director. Use additional sheets if necessary.
Name SEE STMT 3
TITLE
DIRECTOR ☐ YES
Social Security No. (Optional)

SECTION B. List each corporation or limited liability company. if any. in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation: Use additional sheets if necessary:
Name of owned (subsidiary) corporation
State of incorporation
Texas S:O:S: file number
Percentage Interest
SECTION C. List each corporation or limited liability company. if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company: Enter the information requested for each corporation or limited liability company: Use additional sheets, if necessary:
Name of owning (parent) corporation CHS Holdings Corp.
State of incorporation NY
Texas S.O:S: file number N/A
Percentage interest 100.0000
Registered agent and registered office currently on file: (Changes must be tiled separately with the Secretary of State:)
Agent: Corporation Service Company
Office 800 Brazos Street Austin TX 78701
☐ Check here if you need forms to change this information.
I declare that the information in this comment card and any attachments is true and correct to the best of my know edge and belief and that a copy of this report has been mailed to each person named n this report was/is an officer or investor and who is not currently employed by the s corporation or limited liability company or a related corporation:
sign here Officer, director, or other authorized person
/s/ T. Mark Buford
Title Vice Pres. and Controller
Date 11/14/02
Daytime phone (Area Code and Number) 615-373-9600

Big Bend Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Fromhold, John A.	President	Yes	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400.
Brentwood, Tennessee 37027

Seifert. Rachel A.	V.P. and Secretary	Yes	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Schweinhart, Martin G.	V.P., Operations	No	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Hardison, Robert E.	V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400. Brentwood. Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027

Parsons, Linda K.	V.P.. Human Resources	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Lipp, Carolyn S.	V.P.. Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P.. Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Carlton, Larry	Asst. V.P.. Revenue	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027 Management

Connelly. Sherry	Asst. Secretary	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
(Form 408)
Filed in the Office of the Secretary of State of Texas
Filing #: 145339600 07/31/2003
Document #: 39207690497
Image Generated Electronically for Web Filing
STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT
1. The name of the entity represented is BIG BEND HOSPITAL CORPORATION
The entity’s filing number is 145339600
2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State:)
800 Brazos, Austin, Texas 78701
3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code: The address must be in Texas:)
701 Brazos Street, Suite 1050, Austin, Texas 78701
4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 07/31/03
Corporation Service Company d/b/a CSC-Lavers Incorporating Service Company
Name of Registered Agent
John H: Pelletier, Asst: VP
Signature of Registered Agent

Office of the Secretary of State Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
FILED
In the Office of the Secretary of State of Texas
NOV 0 6 2003
Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1. The name of the entity is BIG BEND HOSPITAL CORPORATION and the file number issued to the entity by the secretary of state is 145339600
2. The entity is: (Check one.)
☑ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.
☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.
☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.
☐ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.
☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 701 Brazos Street. Suite 1050. Austin. TX 78701
4.  ☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.) 1614 Sidney Baker Street. Kerrville, TX 78028
OR ☐ B. The registered office address will not change.
5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is Corporation Service Company
6. ☑ A. The name of the NEW registered agent is National Registered Agents, Inc.

OR ☐ B. The registered agent will not change.
7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.
By: /s/ Kimberly J. Wright, Asst. Sec.
( A person authorized to sign on behalf of the entity)
INSTRUCTIONS
1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.
2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.
3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.
4. Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00
Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.
5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701.

We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
Form No. 401 Revised 9/99

a. T code ☑     13196 Franchise     ☐ 16196 Bank
b. 02328141034
c. Taxpayer identification number 1-75-2717545-3
d. Report year 03
e. PIR / IND ☐ 1,2,3,4
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Corporation name and address
Big Bend Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
Secretary of State file number or, if none, Comptroller unchartered number
g. Item k on Franchise Tax form, Page 1
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
If preprinted information is not correct, please type or print the correct information. PLEASE SIGN BELOW!
☐ Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.
Corporations’ principal office 155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business 2600 Highway 118 North, Alpine, TX 79830
SECTION A. Name, title and mailing address of each officer and director. Use additional sheets if necessary.
Name See stmt 3
TITLE
DIRECTOR ☐ YES
Social Security No. (Optional)

SECTION B. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.
Name of owned (subsidiary) corporation
State of incorporation
Texas S:O:S: file number
Percentage Interest 0.0000
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file: (See instructions if you need to make changes.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this comment card and any attachments is true and correct to the best of my know edge and belief and that a copy of this report has been mailed to each person named n this report was/is an officer or investor and who is not currently employed by the s corporation or limited liability company or a related corporation:
sign here Officer, director, or other authorized person
/s/ T. Mark Buford
Title Vice Pres. and Controller
Date
Daytime phone (Area Code and Number) 615-373-9600

Big Bend Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Fromhold, John A.	President	Yes	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400.
Brentwood, Tennessee 37027

Seifert. Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and	No	155 Franklin Road, Suite 400.
	Development		Brentwood. Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027

Parsons, Linda K.	V.P.. Human Resources	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Lipp, Carolyn S.	V.P.. Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P.. Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Carlton, Larry	Asst. V.P.. Revenue	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027 Management

Connelly. Sherry	Asst. Secretary	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

a. T code ☑     13196 Franchise     ☐ 16196 Bank
b. 02328141034
c. Taxpayer identification number 1-75-2717545-3
d. Report year 04
e. PIR / IND ☐ 1,2,3,4
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Corporation name and address
Big Bend Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
Secretary of State file number or, if none, Comptroller unchartered number
g. Item k on Franchise Tax form, Page 1
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
If preprinted information is not correct, please type or print the correct information.
PLEASE SIGN BELOW!
☐ Check here if there are currently no changes to the information preprinted in Sections A, B and C of this report.
Corporations’ principal office 155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business 2600 Highway 118 North, Alpine, TX 79830
SECTION A. Name, title and mailing address of each officer and director. Use additional sheets if necessary.
Name See stmt 3
TITLE
DIRECTOR ☐ YES
Social Security No. (Optional)

SECTION B. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.
Name of owned (subsidiary) corporation
State of incorporation
Texas S:O:S: file number
Percentage Interest 0.0000
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file: (See instructions if you need to make changes.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this comment card and any attachments is true and correct to the best of my know edge and belief and that a copy of this report has been mailed to each person named n this report was/is an officer or investor and who is not currently employed by the s corporation or limited liability company or a related corporation:
sign here Officer, director, or other authorized person
/s/ T. Mark Buford
Title Vice Pres. and Controller
Date 11-11-04
Daytime phone (Area Code and Number) 615-373-9600

Big Bend Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael	President	Yes	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400.
Brentwood, Tennessee 37027

Seifert. Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Hawkins, Kenneth D.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400. Brentwood. Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027

Parsons, Linda K.	V.P.. Human Resources	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Lipp, Carolyn S.	V.P.. Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P.. Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Carlton, Larry	Asst. V.P.. Revenue	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027 Management

Connelly. Sherry	Asst. Secretary	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

a. T code ☑     13196 Franchise     ☐ 16196 Bank
b. 02328141034
c. Taxpayer identification number 1-75-2717545-3
d. Report year 05
e. PIR / IND ☐ 1,2,3,4
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Corporation name and address
Big Bend Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
Secretary of State file number or, if none, Comptroller unchartered number
g. Item k on Franchise Tax form 05-142
If the preprinted information is not correct, please type or print the correct information.
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.
PLEASE SIGN BELOW! Officer and director information is reported as of the date a Public information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.
☐ Mark an X if there are currently no changes to the information preprinted in Sections A, B and C of this report. Then complete Sections B and C.
Corporations’ principal office 155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business 2600 Highway 118 North, Alpine, TX 79830
SECTION A. Name, title and mailing address of each officer and director. Use additional sheets if necessary.
Name See stmt 3
TITLE
DIRECTOR ☐ YES

Social Security No. (Optional)
SECTION B. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.
Name of owned (subsidiary) corporation
State of incorporation
Texas S:O:S: file number
Percentage Interest 0.0000
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file: (See instructions if you need to make changes.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this comment card and any attachments is true and correct to the best of my know edge and belief and that a copy of this report has been mailed to each person named n this report was/is an officer or investor and who is not currently employed by the s corporation or limited liability company or a related corporation:
sign here Officer, director, or other authorized person
/s/ T. Mark Buford
Title Vice Pres. and Controller
Date Nov 15, 2005
Daytime phone (Area Code and Number) 615-373-9600

Big Bend Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael	President	Yes	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road. Suite 400.
Brentwood, Tennessee 37027

Seifert. Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400.
Brentwood, Tennessee 37027

Hawkins, Kenneth D.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400. Brentwood. Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Parsons, Linda K.	V.P.. Human Resources	No	155 Franklin Road. Suite 400,
Brentwood, Tennessee 37027

Lipp, Carolyn S.	V.P.. Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P.. Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood. Tennessee 37027

Carlton, Larry	Asst. V.P.. Revenue	No	155 Franklin Road, Suite 400,
Brentwood. Tennessee 37027 Management

Mori, Sherry A	Asst. Secretary	No	155 Franklin Road. Suite 400,
Brentwood. Tennessee 37027

a. T code ☑     13196 Franchise     ☐ 16196 Bank
b. 02328141034
c. Taxpayer identification number 1-75-2717545-3
d. Report year 06
e. PIR / IND ☐ 1,2,3,4
TEXAS FRANCHISE TAX PUBLIC INFORMATION REPORT
MUST be filed with your Corporation Franchise Tax Report
Corporation name and address
Big Bend Hospital Corporation
7100 Commerce Way, Suite 100
Brentwood, TN 37027
Secretary of State file number or, if none, Comptroller unchartered number
g. Item k on Franchise Tax form 05-142
145339600
If the preprinted information is not correct, please type or print the correct information.
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. Use additional sheets for Sections A, B, and C, if necessary. The information will be available for public inspection.
PLEASE SIGN BELOW! Officer and director information is reported as of the date a Public information Report is completed. The information is updated annually as part of the franchise tax report. There is no requirement or procedure for supplementing the information as officers and directors change throughout the year.
☐ Mark an X if there are currently no changes to the information preprinted in Sections A, B and C of this report. Then complete Sections B and C.
Corporations’ principal office 7100 Commerce Way, Suite 100, Brentwood, TN 37027
Principal place of business 2600 Highway 118 North, Alpine, TX 79830
SECTION A. Name, title and mailing address of each officer and director. Use additional sheets if necessary.
Name See stmt 3
TITLE

DIRECTOR ☐ YES
Social Security No. (Optional)
SECTION B. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.
Name of owned (subsidiary) corporation
State of incorporation
Texas S:O:S: file number
Percentage Interest 0.0000
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more. Enter the information requested for each corporation or limited liability company.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file: (See instructions if you need to make changes.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this comment card and any attachments is true and correct to the best of my know edge and belief and that a copy of this report has been mailed to each person named n this report was/is an officer or investor and who is not currently employed by the s corporation or limited liability company or a related corporation:
sign here Officer, director, or other authorized person
/s/ T. Mark Buford
Title Vice Pres. and Controller
Date Nov 15, 2006
Daytime phone (Area Code and Number) 615-465-7000

Big Bend Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael	President	Yes	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Cash. W. Larry	Exec. V.P. and CFO	Yes	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Seifert. Rachel A.	S.V.P. and Secretary	Yes	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Hawkins, Kenneth D.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400. Brentwood. Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Parsons, Linda K.	V.P.. Human Resources	No	7100 Commerce Way, Suite 100, Brentwood, Tennessee 37027

Lipp, Carolyn S.	V.P.. Quality and Resource Management	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P.. Business Development and Managed Care	No	7100 Commerce Way, Suite 100, Brentwood, Tennessee 37027

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Carlton, Larry	Asst. V.P.. Revenue	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Mori, Sherry A	Asst. Secretary	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027

Keck, Robini	Asst. Secretary	No	7100 Commerce Way, Suite 100,
Brentwood, Tennessee 37027